SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES AND EXCHANGE ACT of 1934

August 11, 2003
Date of Report
(Date of earliest event reported)

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T REIT, INC.

(Exact name of registrant as specified in its charter)

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Virginia	0-49782	52-2140299
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices)

(877) 888-7348
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT 10.01

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On August 11, 2003, T REIT, Inc. (the “Company”) sold the Thousand Oaks Shopping Center in San Antonio, Texas to an unaffiliated third party for a purchase price of $15,880,000. In connection with the sale, the Company repaid a note payable secured by the Property with an outstanding balance of $8,750,000 and received net cash proceeds totaling approximately $6,100,000 after payment of closing costs and other transaction expenses. The sale resulted in a net gain of approximately $2,100,000. At closing, the Company paid a disposition fee to Triple Net Properties Realty Inc. (“Realty”), an affiliate of Triple Net Properties, LLC, our advisor, of $175,000 or approximately 1.0% of the selling price, and a real estate commission to an unaffiliated broker of $317,600, or approximately 2.0% of the selling price. The Company intends to reinvest the proceeds from the sale in real estate property that qualifies for like-kind exchange treatment under Section 1031 of the Internal Revenue Code.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements

Not Applicable.

(b)	Pro Forma Financial Statements

INDEX TO THE PRO FORMA FINANCIAL STATEMENTS

Page No.

T REIT, Inc.:
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2003	4
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Six Months Ended June 30, 2003	5
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended December 31, 2002	6
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	7

NOTE 1 — Description of the Transaction

     On August 11, 2003, the Company sold the Thousand Oaks Shopping Center in San Antonio, Texas (the “Property”) to an unaffiliated third party for a purchase price of $15,880,000. In connection with the sale, the Company repaid a note payable secured by the Property with an outstanding balance of $8,750,000 and received net cash proceeds totaling approximately $6,100,000 after payment of closing costs and other transaction expenses. The sale resulted in a net gain of approximately $2,100,000. At closing, the Company paid a disposition fee to Realty of $175,000 or approximately 1.0% of the selling price, and a real estate commission to an unaffiliated broker of $317,600, or approximately 2.0% of the selling price.

     The following unaudited pro forma condensed consolidated financial statements (hereinafter collectively referred to as “the pro forma financial statements”) are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Property been disposed of by the Company as of the dates set forth below. The pro forma financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with the historical financial statements of the Company, including the notes thereto, incorporated herein by reference or included herein. The Company’s historical consolidated financial statements incorporated herein by reference are the Annual Report on Form 10-K for the year ended December 31, 2002 and Quarterly Report on Form 10-Q for the six months ended June 30, 2003. In management’s opinion, all adjustments necessary to reflect the transactions have been made.

     The accompanying unaudited pro forma condensed consolidated balance sheet of the Company is presented as if the disposition of the Property had occurred at June 30, 2003.

     The accompanying unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2003 gives effect to the disposition of the Property as if the disposition occurred as of January 1, 2003.

     The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2002 gives effect to the disposition of the Property as if the disposition occurred as of January 1, 2002.

     The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

T REIT, Inc.
Pro Forma Condensed Consolidated Balance Sheet
June 30, 2003
(Unaudited)

		Sale of
		Thousand
	Company	Oaks Property	Company
	Historical	(A)	Pro Forma

Assets
Real estate investments:
Operating properties	$15,685,292	$—	$15,685,292
Property held for sale, net	29,521,935	(12,917,705)	16,604,230
Investments in unconsolidated real estate	19,439,554	—	19,439,554

	64,646,781	(12,917,705)	51,729,076
Less: accumulated depreciation	(231,778)	—	(231,778)

	64,415,003	(12,917,705)	51,497,298
Cash and cash equivalents	1,150,696	6,042,415	7,193,111
Accounts receivable, net	358,344	(129,752)	228,592
Accounts receivable from related parties	354,209	—	354,209
Other assets, net	2,343,448	(592,269)	1,751,179
Note receivable	583,323	—	583,323

Total assets	$69,205,023	$(7,597,311)	$61,607,712

Liabilities and Shareholders’ Equity
Accounts payable and accrued liabilities	$812,434	$(158,400)	$654,034
Distributions payable	321,279	—	321,279
Security deposits and prepaid rent	99,391	(14,760)	84,631
Notes payable	9,333,996	—	9,333,996
Notes payable secured by property held for sale	20,697,303	(8,750,000)	11,947,303

	31,264,403	(8,923,160)	22,341,243

Commitments and contingencies	—	—	—

Shareholders’ equity:
Common stock, $.01 par value; 10,000,000 shares authorized; 4,720,176 shares issued and 4,694,561 outstanding at June 30, 2003	47,202	—	47,202
Additional paid-in capital	41,265,443	—	41,265,443
Treasury stock, 23,816 shares at June 30, 2003	(236,393)	—	(236,393)
Distributions in excess of earnings	(3,135,632)	1,325,849	(1,809,783)

Total shareholders’ equity	37,940,620	1,325,849	39,266,469

Total liabilities and shareholders’ equity	$69,205,023	$(7,597,311)	$61,607,712

The accompanying notes are an integral part of these pro forma financial statements.

T REIT, Inc.
Pro Forma Condensed Consolidated Statement of Operations
Six Months Ended June 30, 2003
(Unaudited)

		Sale of
		Thousand
	Company	Oaks Property	Company
	Historical	(B)	Pro Forma

Revenues
Rental income	$1,128,787	$—	$1,128,787
Interest income	65,231	34,140	99,371

	1,194,018	34,140	1,228,158

Expenses
Rental expenses	400,360	—	400,360
General and administrative	372,483	—	372,483
Depreciation and amortization	174,757	—	174,757
Interest (including amortization of deferred financing fees)	215,203	—	215,203

	1,162,803	—	1,162,803

Income before equity in earnings of unconsolidated real estate	31,215	34,140	65,355
Equity in earnings of unconsolidated real estate	964,057	—	964,057

Income from continuing operations before gain on sale of real estate investments	995,272	34,140	1,029,412
Gain on sale of real estate investments	23,617	—	23,617

Income from continuing operations	1,018,889	34,140	1,053,029
Income from discontinued operations—property held for sale, net	650,165	(326,659)	323,506

Net income	$1,669,054	$(292,519)	$1,376,535	(D)

Net income per common share:
Continuing operations — basic and diluted	$0.22		$0.29
Discontinued operations — basic and diluted	0.14		0.07

Total net income per common share — basic and diluted	$0.36		$0.36	(D)

The accompanying notes are an integral part of these pro forma financial statements.

T REIT, Inc.
Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2002
(Unaudited)

		Sale of
		Thousand
	Company	Oaks Property	Company
	Historical	(C)	Pro Forma

Revenues
Rental income	$4,562,654	$(1,955,841)	$2,606,813
Interest income	283,811	98,491	382,302

	4,846,465	(1,857,350)	2,989,115

Expenses
Rental expenses	1,029,482	(841,963)	187,519
General and administrative	669,625	(30,905)	638,720
Depreciation and amortization	659,705	(254,611)	405,094
Interest (including amortization of deferred financing fees)	1,756,835	(764,690)	992,145

	4,115,647	(1,892,169)	2,223,478

Income before equity in earnings of unconsolidated real estate	730,818	34,819	765,637
Equity in earnings of unconsolidated real estate	1,125,501	—	1,125,501

Income from continuing operations before gain on sale of real estate investments	1,856,319	34,819	1,891,138
Gain on sale of real estate investments	213,352	—	213,352

Income from continuing operations	2,069,671	34,819	2,104,490
Income from discontinued operations—property held for sale, net	224,087	—	224,087

Net income	$2,293,758	$34,819	$2,328,577	(D)

Net income per common share:
Continuing operations-basic and diluted	$0.52		$.58
Discontinued operations-basic and diluted	0.05		.64

Total net income per common share-basic and diluted	$0.57		$0.64	(D)

The accompanying notes are an integral part of these pro forma financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
For the Year Ended December 31, 2002 and the Six Months Ended June 30, 2003

The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.

(A)	Sale of the Property to an unaffiliated party for $15,880,000. In connection with the sale, the Company repaid a note payable secured by the Property with an outstanding balance of $8,750,000 and received net cash proceeds totaling approximately $6,100,000, after payment of closing costs and other transaction expenses. The sale resulted in a net gain of approximately $2,100,000 and the removal of the property’s cost basis (including other assets (primarily impounds) and liabilities (primarily security deposits) directly associated with the property).

(B)	Actual revenues and expenses of the Property (as reflected below) for the six months ended June 30, 2003 which were presented as discontinued operations in the Company’s Form 10-Q as of June 30, 2003. Actual revenues and expenses were adjusted for pro forma interest income on net proceeds from the sale of the Property. The decision to sell the Property was approved by the Board of Directors on February 25, 2003.

Rental revenues	$1,018,384
Rental expenses	316,798
Depreciation	43,156
Interest	331,771

(C)	Actual revenues and expenses of the Property for the year ended December 31, 2002, adjusted for pro forma interest income on net proceeds from the sale of the Property.

(D)	Excludes the effect of the gain on sale of the Property of approximately $2,100,000.

(c)	Exhibits
	Number	Description
	10.01	Agreement for Purchase and Sale of Real Property and Escrow Instructions dated as of May 14, 2003 by and between T REIT—Thousand Oaks, LP and Weingarten Realty Investors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T REIT, INC.

Date: August 26, 2003	By:	/s/ ANTHONY W. THOMPSON

Anthony W. Thompson
President and Chief Executive Officer

Exhibit Index

Number	Description
10.01	Agreement for Purchase and Sale of Real Property and Escrow Instructions dated as of May 14, 2003 by and between T REIT—Thousand Oaks, LP and Weingarten Realty Investors.